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                         GLOBE BUSINESS RESOURCES, INC.
                EXHIBIT 23 - CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of Registration Statement on Form S-3 (No. 333-27997) and Form S-8 (No. 333-2252, No. 333-32613 and No. 333-60303) of Globe Business Resources,
Inc. of our report dated April 9, 1999 appearing on page F-1 of this Form 10-K.



PricewaterhouseCoopers LLP
Cincinnati, Ohio
May 5, 1999



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